INCOME TAXES (Details Narrative) - USD ($) $ in Thousands	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Taxes payable	$ 0	$ 0	$ 0
Effective income tax rate	21.00%
Unrecognized tax benefits	$ 0	$ 0	$ 0
Net operating loss carryforwards		$ 25,300
Operating loss carryforwards description		If not used, $6.6 million of these carryforwards will expire beginning in 2026, and $18.9 million will carryforward indefinitely.
Description of ownership change		Utilization of the net operating losses (NOL) carryforwards may be subject to a substantial annual limitation as required by Section 382 of the IRC, due to ownership change of the company that could occur in the future, as well as similar state provisions. In general, an “ownership change” as defined by Section 382 results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders. These ownership changes may limit the amount of NOL carryforwards that can be utilized annually to offset future taxable income. Assuming the Merger is consummated in accordance with the terms of the Merger Agreement, these limitations will apply for tax periods following the Merger.
Uncertain tax positions		$ 0	0
Deferred tax assets valuation allowance		9,300
Accrual for interest and penalties		$ 2	$ 1